NYSE MKT: IDI © 2015 IDI, Inc. All rights reserved. THE NEXT GENERATION OF DATA FUSION Exhibit 99.1

This presentation contains "forward-looking statements," as that term is defined under the Private
Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "plans," "projects," "will," "may," "anticipate," "believes," "should," "intends," "estimates,"
and other words of similar meaning.
Such forward-looking statements include non-historical
statements about our expectations, beliefs or intentions regarding our business, technologies and products, financial condition, strategies or prospects. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risks set forth in IDI’s Annual Report on 10-K, filed with the SEC on
April
15, 2015, as may be supplemented or amended by IDI's Quarterly Reports on Form 10-Q, as well as the other factors described in the IDI's filings that IDI makes with the SEC from time to time.
You are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this presentation and speak only as of the date of this presentation.
We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statements
© 2015 IDI, Inc.  All rights reserved.

Additionally, IDI’s cross-functional core systems and processes are designed to deliver products and solutions to the marketing industry and to enable the public and private sectors to layer our solutions over their unique data sets, providing otherwise unattainable insight.
IDI Overview
An information solutions provider strategically positioned within the emerging data fusion market,
delivering otherwise unattainable insight into the ever-expanding universe of consumer-
and business-centric data.  Through its proprietary linking technology, advanced systems
architecture
and
massive
data
repository,
IDI
addresses
the
rapidly
growing
need
for
actionable intelligence to support the entirety of the risk management industry, including the following primary use cases:
•
Due
diligence
•
Risk assessment
•
Fraud detection and prevention
•
Authentication and verification
© 2015 IDI, Inc.  All rights reserved.

IDI Value Proposition
Established core market
Proprietary Systems
IDI is strongly positioned within the
rapidly growing, multi-billion dollar data
fusion industry
Next-generation technology to support the
increasing needs of multiple industries
Established information technology business to
expedite growth
Experienced executives with proven success
building the leading data fusion providers
01
03
02
04
Proven Management
Strong Foundation
Increasing Margins
05
Fixed COGS model, generating increasing
margins as IDI scales and matures
© 2015 IDI, Inc.  All rights reserved.

IDI Management Team
IDI’s executive leadership team represents over half a century of combined experience in the data industry.  As proven strategists, innovators and operators, the team is well equipped to grow the current business platform into the leading data fusion provider.
Founder: Michael Brauser
An investor and operator in the data fusion market since its infancy, Mr. Brauser
has built market-leading companies
with revenues totalling
over $2 billion, including:
•
Kertz Security (CEO/President) –
Security company acquired in 1995 by
Wayne Huizenga for $28 million.  After additional rollups within the security business, sold to Ameritech (now ADT) for $660 million.
•
Naviant
(Founder/CEO) –
Internet marketing company, acquired in 2001 by
Equifax for $135 million.
•
Seisint
(Founder/Board Director) –
Data fusion company, acquired in 2004
by Reed Elsevier for $775 million.
•
5to1
(Founder) –
Internet advertising company, acquired by Yahoo in 2011
for $28 million.
•
Interclick
(Founder/Chairman) –
Internet advertising network, acquired by
Yahoo in 2011 for $280 million.
© 2015 IDI, Inc.  All rights reserved.

Co-Chief Executive Officer:  Derek
Dubner
For 15 years, Mr. Dubner worked closely with the late Hank Asher, the creator of market leaders Seisint and TLO and often referred to as “the father of data fusion.” Most recently, Dubner served as general counsel of TLO from inception through the sale of substantially all of the assets to TransUnion in December of 2013.  Prior roles include vice president and associate group counsel at Equifax, general counsel and chief compliance officer at Naviant (acquired by Equifax) and corporate counsel at Seisint (acquired by Reed Elsevier’s LexisNexis).
President and Chief Operating Officer:
James Reilly
Mr. Reilly has served in an executive management capacity within the data fusion industry for the last six years, with over 15 years of executive experience in data markets.  Most recently, Reilly served as an executive with TLO and was responsible for building revenue from start-up to sale.  Additionally, Reilly was responsible for all customer-
facing departments, the company’s strategic initiatives and
relationship management of key strategic partners and distributors.
Chief Science Officer:  Ole Poulsen
Mr. Poulsen was the primary systems architect of leading data fusion products Accurint (now a LexisNexis offering) and TLOxp
(now a TransUnion offering).  The preeminent expert in this field,
Poulsen’s experience, expertise and proven technology leadership enables rapid expansion and an advanced delivery platform.
© 2015 IDI, Inc.  All rights reserved.

IDI Key Shareholders
© 2015 IDI, Inc.  All rights reserved.
Michael Brauser
Founder, Executive Chairman &
Major Shareholder
Mr. Brauser
was formerly a founder and
director of Seisint, which sold to Reed
Elsevier for $775 million.  Prior to that,
he was a founder and CEO of Naviant,
which sold to Equifax for $135 million.
Brauser
is currently an active investor in
various verticals and has extensive
experience building market-leading data
companies.
Phillip Frost, M.D.
Major Shareholder
Dr. Frost has been the CEO and Chairman of
OPKO Health (NYSE: OPK) since March 2007.
He served as Chairman of the Board of Teva
Pharmaceuticals (NYSE: TEVA) from March
2010 to December 2014, and previously
served as Vice Chairman from January 2006,
when Teva
acquired IVAX Corporation. Dr.
Frost had served as Chairman of the Board of
Directors and Chief Executive Officer of IVAX
since 1987. He was named Chairman of the
Board of Ladenburg Thalmann
Financial
Services Inc. (NYSE MKT: LTS) in July 2006.
Steven D. Rubin
Director
Mr. Rubin has served as Executive Vice
President and director of OPKO Health since
2007. He served as the Senior Vice President,
General Counsel and Secretary of IVAX from
August 2001 until September 2006. Rubin
brings extensive leadership, business and
legal experience to the board. He currently
serves on the boards of CoCrystal
Pharma
(COCP), Neovasc
(Nasdaq: NVCN) and Castle
Brands (ROX), among others.

Data Fusion Markets & IDI Solutions
Risk Management
Marketing &
Data Analytics
Needs:  Faced with business, legislative
and regulatory compliance, businesses
must rely on service providers to help
identify, assess and prioritize risks.
Solution:  IDI provides actionable intelligence,
enabling businesses to obtain information on
consumers, businesses and assets; facilitate the
location of individuals and identity verification;
and support criminal, legal, financial, insurance
and corporate investigations and due diligence.
Needs:  An ever-increasing universe of
data has companies struggling to make
sense of it all, leaving valuable metrics
unavailable.
Solution:  Leveraging IDI’s core data fusion
technology, the Company is uniquely positioned to
allow businesses to more fully leverage their data
and other data assets, gathering information across
all channels and consolidating it into a common
view, providing invaluable insight to drive marketing
and other business efforts forward.
© 2015 IDI, Inc.  All rights reserved.
Estimated Combined Markets:  $13.6 Billion

IDI Competitors
Thomson Reuters (CLEAR®) –
Approximate revenue:  $13 billion per year
A leading source of information for businesses and professionals, TR’s CLEAR offering has been an investigative tool in the public records market for over two decades.
$32 billion
market cap*
$17 billion
market cap*
Reed Elsevier (LexisNexis (Accurint®)) –
Approximate revenue: $9 billion per year
LexisNexis segments the products originally developed by Hank Asher and Ole Poulsen within its Accurint®
business line. With estimated revenue of $600-$900 million per year, Accurint serves more than 400,000 public and private customers.
$1.2 billion
annual
revenue*
TransUnion (TLOxp®) –
Approximate revenue:  $1.2 billion per year
One of the three major credit bureaus, TransUnion expanded its data solution offerings by acquiring TLOxp in late 2013. TLOxp continues to serve as an investigative and due-diligence tool for over 20,000 entities.
Direct Competitors
© 2015 IDI, Inc.  All rights reserved.
* As of May 2015
Approx. $20
billion
valuation
Palantir  –
Palantir is a private company and leading data integration platform that builds data fusion platforms for integrating, managing and securing any kind of data. The Palantir Platform works at any scale and empowers the entire analysis stack through its ability to access any data store in the enterprise while enforcing robust security and civil liberties protections.

IDI Business Differentiators
© IDI, Inc.  All rights reserved.
01
TECHNOLOGY
Legacy providers are built on outdated
technology and linking theory.  IDI’s next
generation data fusion system will surpass
the previous, now dated, technology.
02
EXPANDED LEVERAGING OF DATA
IDI will leverage expansive amounts of data
not previously integrated into data fusion
systems, creating additional insight and
value for
its customers.
03
INCREASED VALUE, REDUCED COST
By building a more efficient and intelligent
platform, IDI will leverage reduced costs related to
data, hardware and personnel to provide a higher
quality product at a reduced price point.
04
CONSTANT INNOVATION
Continued interaction with industry experts, direct
communication with its client base and a continual
focus on advancing the technology forward will set
IDI’s platforms apart from systems that have
remained relatively stagnant since their
introduction to the market.
IDI is focusing on several key differentiators to address the demands of the industry:

IDI Background
Formed through the acquisition of a legacy, niche data provider and subsequent merger with a NYSE MKT listed entity, IDI is now aggressively expanding across the entirety of the risk management industry and providing intuitive data analytics in other key segments.
Several key factors contribute to the Company’s expanding growth platform:
© 2015 IDI, Inc.  All rights reserved.
Experienced
management
team with
proven success
in this field
World-class
technology
team led by the
preeminent
systems
architect in the
industry
Established core
agreements with
major data
suppliers
Established
compliance and
security history
with all requisite
certifications in
place
Strong base of
initial customers

IDI Product Examples
© 2015 IDI, Inc.  All rights reserved.
Online Data Access (visual)
Discover:
•
Criminal histories
•
Motor vehicle data
•
Property data
•
Vital records data
•
Place of employment
•
Financial indicators
•
Affiliated businesses
•
Social media connections
•
….and more

IDI Product Examples © 2015 IDI, Inc. All rights reserved. Full Comprehensive Reports in Seconds….

IDI Product Examples
Batch Processing
Utilizing a base of massive amounts of consumer-related data, IDI verifies, or appends, client data to provide additional insight for a variety of uses within a large number of industries.  Processing is conducted through secure file transfers or real-time data flow.
Online Data Access
Through intuitive and powerful online interfaces, IDI offers researchers efficient means of performing verification, due diligence and investigative functions:
idiBASIC
offers immediate location and contact information associated with a consumer.  Uses include skip tracing for collection agencies and law firms with other users including, repossessors, bail bond agents and process servers.
Currently in development with an expected release date of Q4 2015, idiCORE represents the next generation of data fusion technology.  Offering instant, comprehensive views of individuals, businesses, assets and the connections between, idiCORE is poised to become the de-facto solution for investigative purposes within multiple industries, including Law Enforcement, Government, Insurance,
Banking, Corporate Risk and many more.
Custom Data Solutions
Leveraging our powerful computing technology and proprietary, advanced linking algorithms, IDI can perform deep analytics, data verification and data cleansing to provide powerful views of customers’ own data, creating never before seen value and actionable insight.
© 2015 IDI, Inc.  All rights reserved.

Business Vertical Focus
Actionable insight on consumers, business, assets and the connections between to support demand from a variety of industries.
Examples include:
Banking and Financial Services
Insurance
Healthcare / Medical
Retail / Corporate Risk
Attorneys / Law Firms
Collection Agencies
Background Screening and Investigative Agencies
Law Enforcement and Government
© 2015 IDI, Inc.  All rights reserved.

IDI’s Significant
Growth Opportunity
While leveraging the current client base affords short-term revenue growth, IDI is now aggressively pursuing an accelerated expansion of opportunities, fueled by management experience and rapid innovation from its technology team:
Brand Positioning and Market Focus
–
Currently expanding to over a dozen new industry segments.
Evolution of Industry Technology
–
Work is well underway on the next-generation data fusion
platform (software and supporting hardware), which will effectively shift all current competitor offerings to second-tier, dated technology.
Marketing and Data Analytics
–
As owners of significant data fusion IP, IDI will license technology and processing capabilities to support market data analytics needs in multiple markets.
Strategic Relationships
–
Developing key distributor and reseller channels with established entities to accelerate entry into multiple market segments.
Strategic Acquisitions
–
Aggressively pursuing both competitive and complementary target entities within an extremely
fragmented market to speed customer acquisition and revenue growth.
$10 Million Registered Direct Offering
–
In July 2015, the Company raised $10 million, providing
surplus to funds required for development and launch of next-generation system.
© 2015 IDI, Inc.  All rights reserved.

Market Snapshot
© 2015 IDI, Inc.  All rights reserved.
Stock Symbol: IDI
(NYSE MKT)
State of Incorporation:
Delaware
Price: $6.44 (9/1/15)
52 Week Range:
$2.25 -
$12.80
Avg. Daily Volume (90 day):
88,974
Common Shares Outstanding: 15.4 Million
Market Cap: $99.6 Million
Price & volume quotes from Yahoo! Finance and other reliable sources

Contact Information
IDI, Inc.
Derek Dubner, Co-CEO
561-757-4000
derek@ididata.com
2650 N. Military Trail, Ste 300
Boca Raton, FL  33431
101 Yesler Way, Ste 207
Seattle, WA  98104
3057 Peachtree Industrial Blvd, Ste 100
Duluth, GA  30097
Media and Investor Relations:
IRTH Communications
Robert Haag, Managing Director
866-976-4784
idi@irthcommunications